SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549
                              ---------------------


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 20, 2002



                              KEY TECHNOLOGY, INC.
             (Exact name of registrant as specified in its charter)



  OREGON                            0-21820                           93-0822509
(State or other jurisdiction  (Commission File Number)            (IRS Employer
of incorporation)                                            Identification No.)



                                150 Avery Street
                          Walla Walla, Washington 99362
               (Address of principal executive offices) (Zip Code)



                                 (509) 529-2161
              (Registrant's telephone number, including area code)




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Item 5.  Other Events and Regulation FD Disclosure.

         On December 20, 2002, Key Technology, Inc. (the "Company") issued a press release announcing the appointment of a new Chief Financial Officer. A copy of the press release issued in connection with this announcement is attached as Exhibit 99.1.

Item 7.           Financial Statements and Exhibits.

                  (c)  Exhibits.

         Exhibit No.       Description
         ----------        -----------
         99.1              Key Technology, Inc. Press Release, dated December
                           20, 2002

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this current report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.

                                    KEY TECHNOLOGY, INC.



                                    /s/ THOMAS C. MADSEN
                                    --------------------------------------------
                                    Thomas C. Madsen,
                                    Chairman and Chief Executive Officer

Dated:  December 20, 2002



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                                  EXHIBIT INDEX


Exhibit No.     Description
-----------     --------------------------------------------------------

       99.1     Key Technology, Inc. Press Release, dated December 20, 2002



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